UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Meta Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Financial Group	Fifth at Erie / P.O. Box 1307/ Storm Lake, IA 50588 Phone: 712.732.4117 / Fax: 712.732.7105 800.792.6815 / www.metacash.com

January 7, 2008

Dear Fellow Shareholders:

On behalf of the Board of Directors and management of Meta Financial Group, Inc., we cordially invite you to attend our Annual Meeting of shareholders.  The meeting will be held at 1:00 p.m. local time on Tuesday, February 12, 2008, at our main office located at 121 East Fifth Street, Storm Lake, Iowa.

The attached Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting.  We have also enclosed a copy of our Annual Report to Shareholders.  At the meeting, we will report on Meta Financial’s operations and outlook for the year ahead.

We encourage you to attend the meeting in person.  Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible.  This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting.  Regardless of the number of shares you own, your vote is very important.  Please act today.

Your Board of Directors and management are committed to the continued success of Meta Financial and the enhancement of your investment.  As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours,

J. TYLER HAAHR
President and Chief Executive Officer

META FINANCIAL GROUP, INC.

121 East Fifth Street
Storm Lake, Iowa 50588
(712) 732-4117

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be held on February 12, 2008

Notice is hereby given that the Annual Meeting of shareholders of Meta Financial Group, Inc. will be held at our main office located at 121 East Fifth Street, Storm Lake, Iowa, on Tuesday, February 12, 2008, at 1:00 p.m. local time.  At the Annual Meeting, shareholders will be asked to:

•                                          Elect two (2) directors, each for a term of three (3) years; and

•                                          Consider and act upon a proposal to amend our 2002 Omnibus Incentive Plan (the “Current 2002 Plan”) to increase from 400,000 shares to 1,150,000 shares the aggregate number of shares that may be issued from time to time pursuant to the Current 2002 Plan.

A copy of the proposed amendment to the Current 2002 Plan (the “2002 Plan Amendment”) is included as Exhibit A to this proxy statement, and a copy of the Current 2002 Plan is included as Exhibit B to this proxy statement.

Your Board of Directors recommends that you vote “FOR” the election of each of the director and “FOR” the proposal to amend the Current 2002 Plan.

Shareholders also will transact any other business that may properly come before the Annual Meeting, or any adjournments or postponements thereof.  We are not aware of any other business to come before the meeting.

The record date for the Annual Meeting is December 26, 2007.  Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

A proxy card and proxy statement for the Annual Meeting are enclosed.  Whether or not you plan to attend the Annual Meeting, please take the time to vote now by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors.  Your proxy will not be used if you attend and vote at the Annual Meeting in person and your proxy selection may be revoked or changed prior to the meeting.  Regardless of the number of shares you own, your vote is very important.  Please act today.

Thank you for your continued interest and support.

By Order of the Board of Directors

J. TYLER HAAHR
President and Chief Executive Officer

Storm Lake, Iowa
January 7, 2008

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the Annual Meeting.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed within the United States.

META FINANCIAL GROUP, INC.
121 East Fifth Street
Storm Lake, Iowa 50588
(712) 732-4117

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be held February 12, 2008

INTRODUCTION

The Board of Directors of Meta Financial Group, Inc. (“Meta Financial” or the “Company”) is using this proxy statement to solicit proxies from the holders of Company common stock for use at Meta Financial’s Annual Meeting of shareholders (“Annual Meeting”).  We are mailing this proxy statement and the enclosed form of proxy to our shareholders on or about January 7, 2008.

Certain information provided herein relates to MetaBank and MetaBank West Central, both of which are wholly owned subsidiaries of Meta Financial.  MetaBank and MetaBank West Central are collectively referred to in this proxy statement as the “Banks.”

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting; Matters to be Considered at the Annual Meeting

Time and Place of the Annual Meeting. Our Annual Meeting will be held as follows:

Date:	February 12, 2008
Time:	1:00 p.m., local time
Place:	MetaBank
121 East Fifth Street
Storm Lake, Iowa

Matters to be Considered at the Annual Meeting. At the Annual Meeting, shareholders of Meta Financial are being asked to consider and vote upon (i) the election of two (2) directors, each for a three-year term, and (ii) a proposal to amend our 2002 Omnibus Incentive Plan (the “Current 2002 Plan”) to increase from 400,000 shares to 1,150,000 shares the aggregate number of shares that may be issued pursuant to the Current 2002 Plan.  The shareholders also will transact any other business that may properly come before the Annual Meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the Annual Meeting other than the matters described in this proxy statement.

Voting Rights; Vote Required

Voting Rights of Shareholders. December 26, 2007 is the record date for the Annual Meeting.  Only shareholders of record of Meta Financial common stock as of the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting.  You are entitled to one vote for each share of Meta Financial common stock you own.  On December 26, 2007, 2,589,717 shares of Meta Financial common stock were outstanding and entitled to vote at the Annual Meeting.

Employee Plan Shares.  We maintain the Meta Financial Employee Stock Ownership Plan and the Meta Financial Group Profit Sharing 401(k) Plan (collectively, the “Employee Plans”), which own approximately 12.65% percent of the Meta Financial common stock outstanding.   Subject to certain eligibility requirements, employees of Meta Financial, Meta Trust and the Banks participate in one or both of the Employee Plans.  Each participant in an Employee Plan is entitled to instruct the trustee of such Employee Plan how to vote such participant’s shares of Meta Financial common stock allocated to his or her Employee Plan account.  If an Employee Plan participant properly executes the voting instruction card distributed by the Employee Plan trustee, the Employee Plan trustee will vote such participant’s shares in accordance with the participant’s instructions.  Where properly executed voting instruction cards are returned to the Employee Plan trustee with no specific instruction as how to vote at the Annual Meeting, the trustee may vote such shares in its discretion.  In the event the Employee Plan participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to the participant’s Employee Plan account, the Employee Plan trustee may vote such shares in its discretion.  The Employee Plan trustee will vote the shares of Meta Financial common stock held in the Employee Plans but not allocated to any participant’s account in the manner directed by the majority of the participants who directed the trustee as to the manner of voting their allocated shares.

Shares held by a Broker. If you are the beneficial owner of shares held by a broker in “street name,” your broker, as the record holder of the shares, will vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items.  In the case of non-discretionary items, the shares will be treated as “broker non-votes.”  The election of directors is expected to be considered a “discretionary” item, in which case your broker may vote your shares without instructions from you.  The amendment of our 2002 Omnibus Incentive Plan is expected to be considered a “non-discretionary” item, in which case your broker will not be entitled to vote your shares with respect to this proposal without an instruction from you.

Votes Required for Election of Directors and a Quorum.  Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting by holders of Meta Financial common stock.  This means that the two director nominees with the most affirmative votes will be elected to fill the two available seats.  Shares that are represented by proxy which are marked “vote withheld” for the election of one or more director nominees and broker non-votes will have no effect on the vote for the election of directors, although they will be counted for purposes of determining whether there is a quorum.  A quorum is necessary in order for us to conduct the Annual Meeting, and if one-third of all the shares entitled to vote are in attendance at the meeting, either in person or by proxy, then the quorum requirement is met.

If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  As of the date of this proxy statement, we are not aware of any reason that a director nominee would be unable to stand for election.

Votes Required for Amendment of 2002 Omnibus Incentive Plan.  The affirmative vote of a majority of the stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve an amendment to our 2002 Omnibus Incentive Plan.  Abstentions will be considered present and entitled to vote with respect to the proposal to amend the 2002 Omnibus Incentive Plan, and they will have the same effect as votes “against” the proposal.  Broker non-votes will not be considered present and entitled to vote with respect to the proposal to amend the 2002 Omnibus Incentive Plan and, therefore, they will have no effect on the voting for this matter.

Your Board of Directors unanimously recommends that you vote “FOR” each of the director nominees set forth in this proxy statement and “FOR” the proposal to amend our 2002 Omnibus Incentive Plan.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

Voting of Proxies. You may vote in person at the Annual Meeting or by proxy.  To ensure your representation at the Annual Meeting, we recommend that you vote now by proxy even if you plan to attend the Annual Meeting.  You may change your vote by attending and voting at the Annual Meeting or by submitting another proxy with a later date.  See “–Revocability of Proxies” below.

Voting instructions are included on your proxy card.  Shares of Meta Financial common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to Meta Financial with no specific instruction as how to vote at the Annual Meeting, the persons named in the proxy will vote the shares “FOR” the election of each of the director nominees, and “FOR” the proposal to amend our 2002 Omnibus Incentive Plan.

The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Annual Meeting in accordance with their best judgment.  We are not aware of any other matters to be presented at the Annual Meeting other than those described in the Notice of Annual Meeting of Shareholders accompanying this document.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children — in which case you would receive three separate proxy cards to vote.

Revocability of Proxies.  You may revoke your proxy before it is voted by:

•                  submitting a new proxy with a later date,

•                  notifying the Corporate Secretary of Meta Financial in writing before the Annual Meeting that you have revoked your proxy, or

•                  voting in person at the Annual Meeting.

If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring an authorization letter from the broker, bank or nominee indicating that you were the beneficial owner of Meta Financial common stock on December 26, 2007, the record date for voting at the Annual Meeting, if you wish to vote in person.

Proxy Solicitation Costs.  We will pay our own costs of soliciting proxies.  In addition to this mailing, Meta Financial’s directors, officers and employees may also solicit proxies personally, electronically or by telephone.  We will also reimburse brokers, banks and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

STOCK OWNERSHIP

The following table presents information regarding the beneficial ownership of Meta Financial common stock as of December 26, 2007, by:

•                  those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of our outstanding common stock;

•                  each director and director nominee of Meta Financial;

•                  each executive officer of Meta Financial named in the Summary of Compensation Table appearing under “Executive Compensation” below; and

•                  all of the executive officers and directors of Meta Financial as a group.

The persons named in the table below have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after December 26, 2007 are deemed outstanding.  Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  Percentage ownership is based upon 2,589,717 shares of common stock outstanding on December 26, 2007.

	Common Stock
Beneficial Owners	Shares Beneficially Owned		Percent of Class
Ashford Capital Management, Inc.	259,500		10.02%
P.O. Box 4172
Wilmington, DE 19807

Tontine Financial Partners, L.P.	171,480		6.62%
200 Park Avenue, Ste. 3900
New York, NY 10166

Meta Financial Group, Inc., Employee Plans	327,669	(1)	12.65%
c/o Meta Financial Group, Inc.
121 East Fifth Street
Storm Lake, IA 50588

E. Wayne Cooley, Director	76,520		2.95%

E. Thurman Gaskill, Director	50,564	(2)	1.95%

James S. Haahr, Chairman of the Board (3)	226,158	(4)	8.73%
c/o Meta Financial Group, Inc.
121 East Fifth Street
Storm Lake, Iowa 50588

J. Tyler Haahr, Director, President and Chief Executive Officer(3)	195,897	(5)	7.56%
c/o Meta Financial Group, Inc
121 East Fifth Street
Storm Lake, Iowa 50588

Troy Moore, III, Executive Vice President and Chief Operating Officer(3)	83,483	(6)	3.22%

Bradley C. Hanson, Director, Executive Vice President	51,356	(7)	1.98%

Rodney G. Muilenburg, Director	97,936		3.78%

Jeanne Partlow, Director	6,128		*

Frederick V. Moore, Director	550		*

Jonathan M. Gaiser, Senior Vice President, Secretary, Treasurer and CFO	—	(8)	—

Directors and executive officers of Meta Financial and the Banks as a group (10 persons)	788,592	(9)	30.45%

*      Indicates less than 1%.

(1)          Represents shares held by the Meta Financial Employee Stock Ownership Plan and the Meta Financial Group Profit Sharing 401(k) Plan (collectively, the “Employee Plans”).  An aggregate of 97,310 shares have been allocated to accounts of Employee Plan participants Mr. James S. Haahr, Mr. J. Tyler Haahr, Mr. Moore, Mr. Hanson and Mr. Gaiser, and such shares have been reflected as “Shares Beneficially Owned” by such executive officers in the above table.  Pursuant to the terms of the Employee Plans, each Employee Plan participant has the right to direct the Employee Plans’ trustee how to vote the shares of common stock allocated to his or her account under the Employee Plans.  Security National Bank, Sioux City, Iowa, as the Employee Plans’ trustee, may be deemed to beneficially own the shares held by the Employee Plans which have not been allocated to the accounts of participants and the Employee Plans provide that the Employee Plans’ trustee will vote those shares based on the voting instructions of the majority of participants who directed the voting on the shares allocated to their accounts.

(2)          Includes 49,114 shares as to which Mr. Gaskill has reported shared ownership.

(3)          Mr. James S. Haahr is the father of Mr. J. Tyler Haahr and the father-in-law of Troy Moore, III.  Mr. J. Tyler Haahr is the brother-in-law of Troy Moore, III.

(4)          Includes 49,406 shares which Mr. James S. Haahr has the right to acquire pursuant to stock options within 60 days after December 26, 2007, and 8,387 shares held by a limited liability company of which Mr. James S. Haahr is a member.

(5)          Includes 72,719 shares which Mr. J. Tyler Haahr has the right to acquire pursuant to stock options within 60 days after December 26, 2007, and 47,927 shares held by a trust of which Mr. J. Tyler Haahr is a trustee.

(6)          Includes 24,711 shares which Mr. Moore has the right to acquire pursuant to stock options within 60 days after December 26, 2007.

(7)          Includes 38,521 shares which Mr. Hanson has the right to acquire pursuant to stock options within 60 days after December 26, 2007.

(8)          As of December 26, 2007, Mr. Gaiser owned no shares and had no rights to acquire shares pursuant to stock options.

(9)          Includes shares held directly, as well as jointly with family members or held by trusts, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power.  Included in the shares reported as beneficially owned by all directors and executive officers are options to purchase 185,357 shares of Meta Financial common stock.

PROPOSAL I:  ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight members.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.  All of our director nominees currently serve as Meta Financial directors.

The table below sets forth information regarding our Board of Directors, including their age, position with Meta Financial and term of office.  The following directors are “independent directors,” meeting the criteria for independence in Rule 10A-3(b)(1) under the Exchange Act and Rule 4200 of the NASDAQ Marketplace Rules:  E. Wayne Cooley, E. Thurman Gaskill, Frederick V. Moore, Rodney G. Muilenburg and Jeanne Partlow.

If before the election it is determined that any director nominee is unable to serve, your proxy authorizes a vote for a replacement nominee if our Board of Directors names one.  At this time, we are not aware of any reason why a nominee might not remain on the ballot until the election.  Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.  The Board of Directors recommends you vote “FOR” each of the director nominees.

			Director	Term to
Name	Age	Position(s) Held in Meta Financial	Since (1)	Expire

		Nominees

E. Thurman Gaskill	72	Director	1982	2011
Rodney G. Muilenburg	63	Director	1989	2011

		Directors Remaining in Office

James S. Haahr(2)	68	Chairman of the Board	1962	2009
Jeanne Partlow	74	Director	1996	2009
Frederick V. Moore	51	Director	2006	2009
E. Wayne Cooley	85	Director	1985	2010
J. Tyler Haahr(2)	44	Director, President and Chief Executive Officer	1992	2010
Bradley C. Hanson	43	Director, Executive Vice President	2005	2010

(1) Includes service as a director of MetaBank.

(2) James S. Haahr is the father of J. Tyler Haahr.

The principal occupation of each director of Meta Financial and each of the nominees for director is set forth below.  All directors and nominees have held their present position for at least five years unless otherwise indicated.

E. Thurman Gaskill – Mr. Gaskill has owned and operated a grain farming operation located near Corwith, Iowa, since 1958.  He has served as a commissioner with the Iowa Department of Economic Development and also as a commissioner with the Iowa Department of Natural Resources.  Mr. Gaskill is the past president of Iowa Corn Growers Association, past chairman of the United States Feed Grains Council, and has served in numerous other agriculture positions.  He was re-elected to the Iowa State Senate in 2004 and represents District 6.  He has served as Chairman of the Senate Agricultural Committee and as Assistant Majority Leader of the Iowa Senate.

Rodney G. Muilenburg – Mr. Muilenburg is a retired dairy specialist with Purina Mills, Inc.  Mr. Muilenburg received a B.A. degree in Biological Science from Northwestern College, Orange City, Iowa; M.A. degree in secondary school education from Mankato State University, Mankato, Minnesota; and a Specialist Degree in secondary school administration from Mankato State University, Mankato, Minnesota.

E. Wayne Cooley – Dr. Cooley is Consultant Emeritus of the Iowa Girls’ High School Athletic Union in Des Moines, Iowa.   He is a member of the Buena Vista University Board of Trustees, a member of the Drake Relays Executive Committee, and on the Board of Directors of the Women’s College Basketball Association Hall of Fame.  Dr. Cooley has served as Chairman of the Iowa Heart Association and as Vice Chairman of the Iowa Games.  He is a 1943 graduate of Buena Vista College, in Storm Lake, Iowa, and holds honorary doctorate degrees from Buena Vista University in Storm Lake, Iowa and Morningside College in Sioux City, Iowa.

J. Tyler Haahr – Mr. Haahr is President and Chief Executive Officer for Meta Financial Group, Inc. and MetaBank; Chief Executive Officer of Security State Bank; President of First Services Financial Limited; and President of First Services Trust Company. Mr. Haahr has been employed by Meta Financial and its affiliates since March 1997. He was previously a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona.  Mr. Haahr serves on the board of directors and executive committee of the Sioux Falls YMCA.  Mr. Haahr received his B.S. degree with honors at the University of South Dakota in

Vermillion, South Dakota.  He graduated with honors from the Georgetown University Law Center, Washington, D.C.

James S. Haahr – Mr. Haahr is the Chairman of the Board for Meta Financial, Inc., MetaBank, and MetaBank West Central.  Mr. Haahr has served in various capacities since beginning his career with MetaBank in 1961.  He is Chairman of the Board of Trustees and former Chairman of the Investment Committee of Buena Vista University.  He is a former member of the Savings Association Insurance Fund Industry Advisory Committee to the FDIC, and past member of the Legislative Committee of Iowa Bankers Association. Mr. Haahr is former Vice Chairman of the Board of Directors of the Federal Home Loan Bank of Des Moines, former Chairman of the Iowa League of Savings Institutions, a former member of the Board of Directors of America’s Community Bankers and a former director of the U.S. League of Savings Institutions.  Mr. Haahr received his B.S. degree from Buena Vista College, now Buena Vista University, in Storm Lake, Iowa.

Bradley C. Hanson – Mr. Hanson is an Executive Vice President of both the Company and MetaBank, and he is the Division President for the Meta Payment Systems division of MetaBank.  He serves on the Board of Directors and Executive Committee for the Network Branded Prepaid Card Association.  Mr. Hanson has been employed by MetaBank since May 2004.  From 1991 until joining MetaBank in May 2004, Mr. Hanson was employed by Bankfirst in Sioux Falls, South Dakota, where he served in a variety of capacities, including Senior Vice President of Payment Systems from March 2001 to April 2004.  Mr. Hanson received his B.A. degree in Economics from the University of South Dakota in 1988.  He attended the ABA School of Bankcard Management at the University of Delaware in 1996 and the ABA Graduate School of Bankcard Management at the University of Oklahoma in 1997.  Mr. Hanson has been a director of the Company since 2005.

Frederick V. Moore – Mr. Moore has served as President of Buena Vista University in Storm Lake, Iowa since 1995.  He currently serves as a director of the Iowa Association of Independent Colleges and Universities, the Iowa College Foundation and the Council for Adult and Experiential Learning.  He previously worked in corporate America as a strategic planner, financial analyst and marketing executive.  Mr. Moore is an attorney who received J.D. with honors, M.B.A. and B.A degrees from the University of North Carolina at Chapel Hill.  Mr. Moore has been a director of the Company since 2006.

Jeanne Partlow – Mrs. Partlow retired in June 1998 as President of the Iowa Savings Bank Division of MetaBank, located in Des Moines, Iowa.  She was President, Chief Executive Officer and Chairman of the Board of Iowa Savings Bank, F.S.B., from 1987 until the end of December 1995, when Iowa Savings Bank was acquired by and became a division of MetaBank. Mrs. Partlow is a past member of the Board of Directors of the Federal Home Loan Bank of Des Moines with over 30 years of bank management experience.

COMMUNICATING WITH OUR DIRECTORS

Although the Company has not to date developed formal processes by which shareholders may communicate directly with directors, it believes that the informal process, in which any communication addressed to the Board of Directors at the Company’s offices at 121 East Fifth Street, Storm Lake, Iowa 50588, in care of Investor Relations, the Chairman of the Board, President or other corporate officer is forwarded to the Board, has served the Board’s and shareholders’ needs.  There is currently no screening process, and all shareholder communications that are received by officers for the Board’s attention are forwarded to the Board.  In view of recently adopted SEC disclosure requirements relating to this issue, the Board may consider the development of more specific procedures.  Until any other procedures are developed, any communications to the Board should be sent to it in care of Investor Relations.

MEETINGS AND COMMITTEES

Meetings

Meetings of the Board of Directors are generally held on a monthly basis.  The Board of Directors conducted 12 regular meetings during fiscal 2007.  Each director attended at least 75% of the Board meetings and any committees on which he or she served.

Committees

The Board of Directors of Meta Financial has an Audit Committee, Compensation Committee, Stock Option Committee, and Nominating Committee.

Audit Committee	Compensation Committee

E. Wayne Cooley	E. Wayne Cooley
Frederick V. Moore	E. Thurman Gaskill
Jeanne Partlowa	Rodney G. Muilenburg
Jeanne Partlow

Stock Option Committee	Nominating Committee

E. Thurman Gaskill	E. Thurman Gaskill
Rodney G. Muilenburg	Rodney G. Muilenburg
Jeanne Partlow

The Audit Committee, which operates pursuant to a written charter attached hereto as Exhibit C, met four times during fiscal 2007.  The functions of the Audit Committee are as follows:

•                  Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and regulatory compliance;

•                  Monitor the independence and performance of the Company’s independent auditors and internal auditing department; and

•                  Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Compensation Committee, which has not adopted a charter, met one time during fiscal 2007.   The functions of the Compensation Committee are as follows:

•                  Make salary and bonus recommendations and determine terms and conditions of employment of the officers of Meta Financial;

•                  Oversee the administration of our employee benefit plans covering employees generally (other than stock incentive plans administered by the Stock Option Committee); and

•                  Make recommendations to the Board of Directors with respect to our compensation policies.

The Stock Option Committee met one time during fiscal 2007.  The functions of the Stock Option Committee are as follows:

•                  Administer our stock incentive plan; and

•                  Make recommendations to the Board of Directors with respect to our stock compensation policies.

The Nominating Committee is comprised entirely of “independent directors”, meeting the criteria for independence in Rule 10A-3(b)(1) under the Exchange Act and Rule 4200 of the NASDAQ Marketplace Rules.  The Nominating Committee operates pursuant to a written charter, a copy of which is attached as Exhibit D to this proxy statement. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Nominating Committee, or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the By-laws of Meta Financial. Pursuant to the By-laws, nominations by shareholders must be delivered in writing to the Secretary of Meta Financial at least 30 days prior to the date of the Annual Meeting; provided, however, that in the event that less than 40 days’ notice or prior disclosure of the date of the Annual Meeting is given or made to shareholders, to be timely, notice by the shareholder must be received at the executive offices of Meta Financial not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure thereof was made. Except as may be required by rules promulgated by NASDAQ or the SEC, currently there are no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there any specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. The Board looks for director candidates who possess the skills, experience, professional background and commitment necessary to contribute significantly to the Board. In making its determinations, the Board considers all relevant laws and regulations as well as other factors deemed important by it (such as the present composition of the Board).

The Company is incorporated in Delaware and has held its annual meetings in Iowa since its incorporation. Senior members of management have been present at each annual meeting to meet with shareholders and answer any questions. Historically, shareholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our shareholders and investors through meetings with management and other investor relations activities. In view of the fact that shareholders have not historically attended our annual meetings, and that 7 directors were present at the last annual meeting, we have not adopted a policy regarding the attendance of directors at the annual meeting.

Audit Committee Matters

The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 as amended or the Securities Exchange Act of 1934 as amended (the “Exchange Act”), except to the extent Meta Financial Group, Inc., specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

Audit Committee Report.  The Audite Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2007:

•                                          The Audit Committee has reviewed and discussed with the Company’s management the Company’s fiscal 2007 audited financial statements;

•                                          The Audit Committee has discussed with the Company’s independent auditors (McGladrey & Pullen, LLP) the matters required to be discussed by Financial Accounting Standards Board Statement on Auditing Standards No. 61 “Communication with Audit Committees”;

•                                          The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditors’ independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

•                                          Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2007 audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

Submitted by the Audit Committee of the Company’s Board of Directors:

E. Wayne Cooley	Frederick V. Moore	Jeanne Partlow

Audit Committee Member Independence; Audit Committee Financial Expert; and Audit Committee Charter. Each member of the Audit Committee is a non-employee director who: (1) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act and Rule 4200 of the NASDAQ Marketplace Rules; (2) has not participated in the preparation of the financial statements of Meta Financial or any of its current subsidiaries at any time during the past three years; and (3) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.  Our Board of Directors has determined that our Audit Committee has at least one member who qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC. The Board has determined that Ms. Partlow, based upon her experience, training and education, qualifies as an audit committee financial expert by virtue of the fact that she has (a) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements as well as experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions. The Company’s Board of Directors has adopted a written audit committee charter, a copy of which was attached as Appendix C to this proxy statement.

COMPENSATION OF DIRECTORS

The following table sets forth compensation information for the fiscal year ended September 30, 2007, for the Company’s non-employee directors.  Compensation for employee directors is set forth in the “Summary Compensation Table” set forth below.

Director Compensation

	Fee Earned or	Stock Awards
Name	Paid in Cash ($)	($)	Total
E. Thurman Gaskill	$25,600	$11,952	$37,552
Rodney G. Muilenburg	$24,800	$11,952	$36,752
Jeanne Partlow	$26,000	$11,952	$37,952
Frederick V. Moore	$26,000	$11,952	$37,952
E. Wayne Cooley	$26,000	$11,952	$37,952

Director compensation is determined by the full Board of Directors.  No compensation consultants are utilized to determine director compensation although the Board does utilize trade and other secondary materials to determine, in its opinion, the adequacy of such compensation.  In the Board’s opinion, current director compensation is at the average for financial institutions nationally and adequately reflects increased obligations upon the Board members given current financial market conditions and increased obligations derived from the Sarbanes Oxley Act.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis for Fiscal Year 2007

The following Compensation Discussion and Analysis discusses the material elements of compensation for Meta Financial executive officers identified in the Summary Compensation Table (the “Named Executive Officers”).  For purposes of this discussion, the Named Executive Officers include the following: J. Tyler Haahr, President and Chief Executive Officer; Jonathan Gaiser, Senior Vice President, Secretary, Treasurer, and Chief Financial Officer (resigned on October 12, 2007); James S. Haahr, Chairman of the Board; Bradley C. Hanson, Executive Vice President; and Troy Moore III, Executive Vice President and Chief Operating Officer.

The Compensation Committee of the Board (for purposes of this section, the “Compensation Committee”) reviews annual salaries and bonuses of the Company’s executive officers, including the Named Executive Officers, and makes recommendations to the Board of Directors for review and approval.  The Stock Option Committee of the Board (for purposes of this section, the “Stock Option Committee”) administers the Meta Financial Group, Inc. 2002 Omnibus Incentive Plan (the “Current 2002 Plan”), including the approval of all grants of stock options, stock appreciation rights, restricted stock and performance awards, including grants to the Named Executive Officers.

The compensation approval process consists of annual performance evaluations that are completed by officers’ immediate supervisors.  Based on that individual evaluation, the relevant metrics for Company performance, and updated salary data on comparable positions, the Chairman and President/CEO prepare proposed salary adjustments for all but themselves.  After such consultation between the Chairman and the President/CEO, the Chairman makes recommendations to the Chairman of the Compensation Committee with respect to compensation for all positions with the exception of his own position.  The Chairman of the Compensation Committee makes salary adjustment recommendations to the Compensation Committee with respect to the compensation of the Chairman and the remaining executives, including the Named Executive Officers, for review, discussion and approval. The full Board, with affected officers abstaining, then reviews the recommendations and approves the final compensation amounts.

The Company has a presence in four geographic markets for the traditional banking segment and primarily two markets for the Meta Payment Systems division.  Most of these markets are very competitive and compete for the same pool of management talent.  In addition, the Company is also positioned in industry segments that are growing and competing for talented management.  The Company’s compensation plan is an integral part of recruiting and retaining high quality management.

Compensation Objectives

Meta Financial’s primary objectives are to attract and retain competent and qualified executive officers who will provide the leadership and management skills required to attain the short- and long-range goals of the Company.  In addition, we believe our compensation program protects the Company’s interests and the interests of its shareholders.  With respect to that, the Compensation Committee believes compensation packages, including those provided to the Named Executive Officers, should include both a cash and a stock-based component so that meritorious performance, when achieved, can be rewarded; the stock component assures that such rewards are tied to share value.

The Board of Directors recognizes the importance of a compensation program which encourages and rewards achievement and provides incentives for continued performance excellence. As such, the Company will recognize an executive officer’s demonstrated commitment to the short- and long-term objectives of the Company through a program which consistently rewards performance at the upper level of comparable institutions.

Each of the Named Executive Officers, with the exception of Jonathan Gaiser, was party to an employment agreement with the Company during the past fiscal year.  The Company believes that employment agreements with top executives provide a retention benefit that is of value to the Company and it stockholders.

Fiscal Year 2007 Executive Compensation Components

For the fiscal year ended September 30, 2007, the principal components of compensation for the Named Executive Officers were:

•                  Base salary;

•                  Annual cash incentive bonuses and equity compensation;

•                  Retirement benefits; and

•                  Perquisites and other personal benefits

As stated above, the Board chooses to compensate our executive officers, including the Company’s Named Executive Officers, in this way because they believe such a compensation program should reward individual performance and incentivize executives to maximize the performance of the Company and, therefore, shareholder value.  The Board also believes such a compensation structure is in conformity with packages paid by similar financial institutions.

Base Salary

It is the policy of Meta Financial to provide a level of base compensation which is commensurate with the position and the demonstrated abilities of the individual executive officer.  Individual base compensation is considered a function of the position and the past experience, level of achievement and the anticipation of continued performance of the officer.  Base compensation is reviewed by the Board of Directors at least annually and adjusted as considered appropriate.

On an annual basis, the Board determines the level of base compensation for each executive officer within the guidelines outlined in former FHLBB R #42 Memoranda and Section 310 of the Office of Thrift Supervision Thrift Activities Regulatory Handbook.

Comparative compensation information is derived from such comprehensive sources as SNL Securities, MCS Associates, Savings and Community Bankers of America, The American Banker and major accounting firms.  The Board’s use of comparative sources is not limited to those listed.   Additional information is utilized which is considered pertinent, taking into consideration the operations of the Company.

A review of individual performance includes factors which demonstrate conformity with the responsibility for the safe and sound operation of the Company.  The relevance of specific factors varies based on the individual position and includes such items as compliance with internal policies, accepted business practices and regulatory requirements; observed leadership and administrative abilities; the level of technical competence demonstrated in carrying out the responsibilities of the position; and the ability to plan and respond to changing circumstances.  Quantitative goals are not established for these factors in the determination of base compensation; however, such goals are to be used in part in the determination of incentive compensation.  The goals and objectives as outlined in the Bank’s strategic business plan also are factors in the measurement of individual performance.

Annual Cash and Equity Incentive Compensation

A program of incentive compensation has been established to reward those officers who provide a level of performance for the Company which warrants recognition in the form of compensation above base compensation amounts.  Incentive compensation will be based on (i) performance by the individual and (ii) overall company performance.  The Board may award total cash Executive Compensation not to exceed 50% of base compensation and stock options not to exceed 20% of base compensation as described below.

On an annual basis, the Board of Directors, after a recommendation from the Compensation Committee and Stock Option Committee awards incentive compensation to those individual executive officers for which such compensation is considered appropriate.  The Board is not required to authorize incentive compensation to eligible executive officers even if all guidelines are met, if in the Board’s determination, the officer’s performance does not warrant such award.  The Board follows the guidelines listed below as a basis for its decision to award such incentive compensation.

Guidelines for Incentive Compensation - Individual Performance

The Board of Directors may award an individual up to 25% of base compensation in cash and 15% of base compensation in options pursuant to the Current 2002 Plan based on that individual’s performance.  The Board will analyze each performance and contribution to the Company as described above.  The analysis will be of overall individual performance with various performance areas being weighted as reasonably determined by the Board.

Guidelines for Incentive Compensation - Company Performance

1.  The Company must, at fiscal year end, have a level of capital which is at least 125% of the regulatory minimum for each of the capital requirements.

2.  The combined return on average equity for the Company must be at least equal to 9.00%.  For purposes of determining compliance with this guideline, return on equity shall be determined based either on an assumed capitalization at 8.00% of average assets, or on actual capitalization if less than 8.00%.  Also for purposes of this guideline, earnings shall be reduced by the assumed earnings on capital in excess of 8.00% (net of taxes, and based on the average earning asset yield for the period) and shall be increased by the amount of any amortization of goodwill.

In the event that an acquisition or other significant non-routine occurrence causes this requirement not to be met, the Board is authorized to exercise discretion in the award of incentive compensation, provided that all other requirements have been met.  For purposes of determining compliance with this requirement, net non-operating income shall not account for greater than 25% of total income.

3.  The asset quality must be at acceptable levels.  As such, a CAMEL rating of 1 or 2 is considered acceptable to allow consideration of incentive compensation.

4.  The Company’s interest rate risk exposure, as determined quarterly by the Office of Thrift Supervision and based on Thrift Bulletin No. 13 guidelines for the measurement of interest rate risk exposure, must not allow the Company’s capital position to fall below minimum capital requirements.

5.  The composite CAMEL rating, as reported to the Bank by the Office of Thrift Supervision, reflects the regulatory evaluation of the institution’s overall strength and compliance with regulatory requirements.  As such, a CAMEL rating of 1 or 2 is considered acceptable to allow consideration of incentive compensation.

6.  Prior to the approval of any incentive compensation, the Board shall have reviewed all independent audit reports, Office of Thrift Supervision reports of examination, Federal Deposit Insurance Corporation reports of examination and any relevant documents related to such audits and examinations which have occurred during the period for which the incentive compensation is considered.  The Board’s review of those documents should be directed toward a determination of management’s safe and sound implementation and compliance with policies and procedures, and the frequency and significance of any violation of law or regulation.  As part of the documentation in support of awarding incentive compensation, the Board shall include its summary conclusions in regard to the review of these reports.

Amount of Incentive Compensation - Company Performance

If the foregoing criteria have been met and individual performance is considered to warrant, the following schedule shall be used to determine the allowable incentive compensation to be paid to executive officers.

If Return on Average Equity	Incentive Compensation Award as a % of Base Compensation
Equals or Exceeds:	Cash	Stock Options(1)
9.00%	2.50%	—
9.25%	2.75%	—
9.50%	3.00%	—
9.75%	3.50%	––
10.00%	4.00%	2.50%
10.25%	4.50%	3.00%
10.50%	5.00%	3.50%
10.75%	5.50%	4.00%
11.00%	6.00%	4.50%
11.25%	6.50%	5.00%
11.50%	7.00%	5.00%
11.75%	7.50%	5.00%
12.00%	8.00%	5.00%
12.25%+	8.01%-25%	5.00%

This or a similar compensation structure has been in place for over 10 years with approval by the Compensation Committee and the Board of Directors.  This plan aligns the significant factors that contribute to the success of the Company with executive management objectives.  Since the plan was developed, only slight adjustments have been made to the amounts contained therein.

Calculation of Stock Option Awards Pursuant to the 2002 Omnibus Incentive Plan

The award of stock options under the 2002 Omnibus Incentive Plan is subject to the approval of such awards by the Meta Financial Stock Option Committee and depends on the availability of authorized shares under the Plan.  In the event that shares for stock options are not available in amounts sufficient to provide total awards, the shares available for stock options will be awarded on a pro-rata basis to recipients. The number of stock options to be awarded shall be determined by taking the indicated percentage times base compensation, divided by a fixed price of $6.6667 per share, such fixed price to be adjusted for any subsequent change in outstanding shares by reason of reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in corporate structure. The exercise price of stock options awarded under this Plan shall be the closing average bid/ask market price on the option grant date.  The executive officer compensation program shall be reviewed by the Board of Directors on an annual basis and will be revised as considered necessary.

It should be noted that, prior to the adoption of the 2002 Omnibus Incentive Plan, certain executive officers of the Company, including some of the Named Executive Officers, received stock and option awards pursuant to a prior awards plan which has now expired such that no additional shares may be granted under that plan.  The tables that follow, however, include such awards where applicable.

On September 24, 2007, the Board of Directors approved the use of the Black-Scholes valuation method for option awards granted beginning in the 2008 fiscal year.  This change is designed to assist the Stock

(1)                                  All options awarded are granted from the 2002 Omnibus Incentive Plan.

Option Committee and the Board in better evaluating the true value of options awarded under the 2002 Omnibus Incentive Plan.

Retirement Benefits

Most of our employees, including the members of our Executive Management Team which includes the Named Executive Officers, participate in the MetaBank Profit Sharing 401(k) Plan and the Meta Financial Group, Inc. Employee Stock Ownership Plan.  Mr. James S. Haahr, Mr. J. Tyler Haahr, and Mr. Bradley C. Hanson participate in the Supplemental Employees’ Investment Plan for Salaried Employees (a.k.a. the Benefit Equalization Plan (BEP) and Trust Agreement).  This plan is an excess benefit plan that provides for employer contributions to the extent that Code Section 401(a)(17) and/or Code Section 415 limits the amounts that may be contributed to a participant’s qualified plan account.

An Amended and Restated Contract for Deferred Compensation exists between MetaBank and James S. Haahr.  This contract is intended as an inducement by the Company to retain Mr. Haahr’s services as the Chairman of the Board and Chairman of the Executive Committee. It is contemplated that Mr. James S. Haahr shall remain as an employee of the Company until he reaches the age of eighty (80) years.  The purpose of this agreement is to provide for compensation for years of service in the event of his death or retirement.  If Mr. Haahr dies before his retirement date as set forth, the Company shall pay to his wife the sum of $2,000 per year for the period commencing October 1, 1979, to date of death payable in such annual installments of $2,000.  In the event of the death of his wife, the compensation shall be paid to his children in equal shares.  In the event James S. Haahr retires on or after age 80 or severs his employment with the Company prior to age 80, the Company shall make lump sum payment of the accrued deferred compensation as soon as administratively feasible.

Perquisites and Other Personal Benefits

The Company provides the Named Executive Officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with the Company’s overall compensation program to better enable it to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

Attributed costs of the perquisites and personal benefits for the Named Executive Officers for the fiscal year ended September 30, 2007, are included in the “Summary Compensation Table” for Fiscal 2007 below.

Summary Compensation

The following table sets forth compensation information for the fiscal year ended September 30, 2007, for the Company’s Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non- Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonquali- fied Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)		Total ($)
J. Tyler Haahr-President and Chief Executive Officer	2007	$318,002	—	$11,952	$78,061	$89,040	$267,519	$19,661	(2)	$784,235
Jonathan Gaiser-Senior Vice President, Secretary, Treasurer, and Chief Financial Officer	2007	$140,000	—	—	$34,367	$29,200	$24,692	$361	(6)	$228,620
James S.Haahr-Chairman of the Board	2007	$263,799	—	$11,952	$64,751	$73,864	$1,588,218	$19,125	(3)	$2,021,709
Bradley C.Hanson-Executive Vice President	2007	$240,000	—	$11,952	$58,914	$67,200	$46,870	$7,147	(4)	$432,083
Troy Moore III- Executive Vice President and Chief Operating Officer	2007	$189,999	—	—	$46,640	$53,200	$164,403	$5,446	(5)	$459,688

(1)         Refer to Note 14 of the fiscal 2007 financial statements for a discussion of stock and option valuation assumptions.

(2)         Includes $14,563 for the Benefit Equalization Plan, $853 for personal use of a company-provided auto based on mileage driven and depreciation, $753 for a life insurance premium, and $3,492 for personal use of a company-paid country club membership.

(3)         Includes $9,013 for the Benefit Equalization Plan, $544 for personal use of a company-provided auto based on mileage driven and depreciation, $8,905 for a life insurance premium, and $662 for personal use of a company-paid country club membership.

(4)         Includes $6,576 for the Benefit Equalization Plan and $571 for a life insurance premium.

(5)         Includes $1,456 for the Benefit Equalization Plan, $152 for personal use of a company-provided auto based on mileage driven and depreciation, $556 for a life insurance premium, and $3,282 for personal use of a company-paid country club membership.

(6)         Represents $361 for a life insurance premium.

Grant of Plan Based Awards

The following table sets forth information concerning cash bonuses and stock awards earned during the fiscal year ended September 30, 2007, for the Company’s Named Executive Officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Options (#)	Option Awards ($/Sh)
J. Tyler Haahr- President and Chief Executive	9/28/07	—	—	—	—	—	—	—	7,155	$39.84
Officer	9/28/07	—	—	—	—	—	—	300	—	—
Jonathan Gaiser-Senior Vice President, Secretary, Treasurer, and Chief Financial Officer*	9/28/07	—	—	—	—	—	—	—	3,150	$39.84
James S. Haahr-Chairman	9/28/07	—	—	—	—	—	—	—	5,935	$39.84
of the Board	9/28/07	—	—	—	—	—	—	300	—	—
Bradley C. Hanson-	9/28/07	—	—	—	—	—	—	—	5,400	$39.84
Executive Vice President	9/28/07	—	—	—	—	—	—	300	—	—
Troy Moore III-Executive Vice President and Chief Operating Officer	9/28/07	—	—	—	—	—	—	—	4,275	$39.84

*Mr. Gaiser forfeited such options upon his resignation from the Company on October 12, 2007.

Equity Awards at Fiscal Year End

The following table sets forth information concerning stock options and unvested restricted stock awards held by the Company’s Named Executive Officers as of September 30, 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
J. Tyler Haahr- President	4,050			$17.875	9/30/08
and Chief	4,724			13.000	9/30/09
Executive Officer	4,500			9.625	9/30/10
	5,670			13.650	9/30/11
	5,220			14.410	9/30/12
	7,350			21.765	9/30/13
	6,777			22.180	9/30/14
	16,173			22.180	9/30/14
	2,160			18.870	9/30/15
	8,940			24.430	9/30/16
	7,155			$39.840	9/30/17
Jonathan Gaiser- Senior Vice President, Secretary, Treasurer, and Chief Financial		3,750		$20.470	1/27/16
Officer*	3,150			$39.840	9/28/17
James S. Haahr-	4,987			$13.000	9/30/09
Chairman of the	4,500			9.625	9/30/10
Board	5,250			13.650	9/30/11
	5,220			14.410	9/30/12
	7,500			21.765	9/30/13
	8,100			22.180	9/30/14
	7,914			24.430	9/30/16
	5,935			$39.840	9/30/17
Bradley C. Hanson-	7,500	12,500		$22.760	5/03/14	6,666	$265,573
Executive Vice	984			22.180	9/30/14
President	3,937			18.870	9/30/15
	5,000	15,000		20,415	10/24/15
	10,700	15,000		24,430	9/29/16
	5,400			$39.840	9/28/17
Troy Moore III-	742			$17.875	9/30/08
Executive	1,530			13.000	9/30/09
Vice President and	1,654			9.625	9/30/10
Chief Operating	1,856			13.650	9/30/11
Officer	2,137			14.410	9/30/12
	2,340			21.765	9/30/13
	2,565			22.180	9/30/14
	2,812			18.870	9/30/15
	4,800			24.430	9/30/16
	4,275			$39.840	9/30/17

*Mr. Gaiser forfeited such options upon his resignation from the Company on October 12, 2007.

Option Exercises and Stock Vested

The following table sets forth information concerning options and restricted stock held by the Company’s Named Executive Officers that vested during the fiscal year ended September 30, 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
J. Tyler Haahr- President and Chief Executive Officer	30,600	$370,581	300	$11,952
Jonathan Gaiser- Senior Vice President, Secretary, Treasurer, and Chief Financial Officer	4,062	$64,052	—	—
James S. Haahr- Chairman of the Board	5,250	$105,131	300	$11,952
Bradley C. Hanson-Executive Vice President	—	—	1,966	$78,325
Troy Moore III- Executive Vice President and Chief Operating Officer	7,500	$97,950	—	—

Pension Benefits

The following table tests forth information for each plan that provides benefits at, following or in connection with the retirement of the Company’s Named Executive Officers as of the fiscal year ended September 30, 2007.

			Present Value of
		Number of Years	Accumulated		Payments During
		Credited Service	Benefit		Last Fiscal Year
Name	Plan Name	(#)	($)		($)
J. Tyler Haahr	MetaBank Profit Sharing 401(k) Plan	10 years	$242,120		$10,110
Jonathan Gaiser	MetaBank Profit Sharing 401(k) Plan	1 year	$29,979		$4,238
James S. Haahr	MetaBank Profit Sharing 401(k) Plan	46 years	$3,835,043		$10,110
Bradley C. Hanson	MetaBank Profit Sharing 401(k) Plan	3 years	$64,957		$10,110
Troy Moore III	MetaBank Profit Sharing 401(k) Plan	10 years	$219,775		$10,110
J. Tyler Haahr	Meta Financial Group, Inc. Employee Stock Ownership Plan		$516,077		$7,354
Jonathan Gaiser	Meta Financial Group, Inc. Employee Stock Ownership Plan		$920		$3,316
James S. Haahr	Meta Financial Group, Inc. Employee Stock Ownership Plan		$1,109,483		$7,354
Bradley C. Hanson	Meta Financial Group, Inc. Employee Stock Ownership Plan		$31,271	*	$7,354
Troy Moore III	Meta Financial Group, Inc. Employee Stock Ownership Plan		$280,005		$7,354

* Of this amount, as of the date of this proxy, only $6,254 has vested.

Nonqualified Defined Contribution and other Nonqualified Deferred Compensation Plans

The Company’s Named Executive Officers receive no compensation pursuant to such plans.

Potential Payments Upon Termination or Change-in-Control

MetaBank has an employment agreement with each of James S. Haahr, J. Tyler Haahr, Troy Moore III and Bradley C. Hanson. The employment agreements are designed to assist Meta Financial and the Banks in maintaining a stable and competent management team.  The continued success of Meta Financial and the Banks depends, to a significant degree, on the skills and competence of their officers.  Each employment agreement provides for annual base salary in an amount not less than the employee’s current salary and a term of three years.  Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of MetaBank.  The agreements terminate upon such Named Executive Officer’s death, for cause, upon certain events specified by Office of Thrift Supervision regulations, or by such Named Executive Officer upon 90 days notice to MetaBank.  The Board of Directors has authorized one year extensions of the employment agreements of James S. Haahr, J. Tyler Haahr, Troy Moore III and Bradley C. Hanson through September 30, 2008.

The employment agreement for each Named Executive Officer provides for payment to the Named Executive Officer of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a

“change in control” of Meta Financial or MetaBank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter.  This termination payment is subject to reduction by the amount of all other compensation to the Named Executive Officer deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a “change in control”, and may not exceed three times the Named Executive Officer’s average annual compensation over the most recent five year period or be non-deductible by MetaBank for federal income tax purposes.  For the purposes of the employment agreements, a change in control is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. § 574.3 or § 574.4, respectively.  These events may be triggered upon the acquisition or control of 10% of Meta Financial’s common stock.  Each agreement also guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

Based on their current salaries, if employment of Messrs. James S. Haahr, J. Tyler Haahr, Troy Moore III and Bradley C. Hanson had been terminated as of September 30, 2007, under circumstances entitling them to termination payments as described above, they would have been entitled to receive lump sum cash payments of approximately $788,761, $950,820, $568,099, and $717,600, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Compensation of the executive officers of Meta Financial and the Banks is currently determined by the Compensation Committee of MetaBank and the Stock Option Committee of Meta Financial.  Directors Cooley, Gaskill, Muilenburg and Partlow, each of whom are non-employee directors who meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act and Rule 4200 of the NASDAQ Marketplace Rules, are the current members of the Compensation Committee.  Directors Gaskill and Muilenburg are the current members of the Stock Option Committee.  All decisions by the MetaBank Compensation Committee relating to the cash compensation of executive officers are reviewed by the full Board of MetaBank, except that Board members who are also executive officers do not participate in deliberations regarding their own compensation.  See “Compensation Committee Report” below.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management.  Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors of Meta Financial that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into its annual report on Form 10-K.

E. Wayne Cooley    E. Thurman Gaskill    Rodney G. Muilenburg    Jeanne Partlow

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

The rules and regulations of the SEC require the presentation of a line graph comparing, over a period of five years, the cumulative total shareholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by us.  The following graph compares the performance of Meta Financial’s common stock with the Hemscott Group Savings and Loan Index (formerly known as Media General Savings and Loan Index) and the Nasdaq Stock Market Index.  The comparison assumes $100 was invested on September 30, 2002, in our common stock and in each of the foregoing indices and assumes the reinvestment of all dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

Comparison of Five-year Cumulative Total Return

(Meta Financial, Hemscott Group Savings and Loan Index and the Nasdaq Stock Market Index)

	9/30/02	9/30/03	9/30/04	9/30/05	9/30/06	9/30/07
Meta Financial	$100.00	$159.32	$164.46	$141.41	$190.77	$313.99
Hemscott Group Savings and Loan Index	100.00	133.59	155.99	162.33	186.04	162.87
Nasdaq Market Index	100.00	153.26	162.48	84.85	195.81	234.00

CERTAIN TRANSACTIONS

The Banks have followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes.  As of September 30, 2007 all loans or extensions of credit to executive officers and directors were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and do not involve more than the normal risk of repayment or present other unfavorable features.

PROPOSAL II:  APPROVAL OF AMENDMENT TO
2002 OMNIBUS INCENTIVE PLAN

At the Annual Meeting of shareholders for the fiscal year ended September 30, 2002, the shareholders of Meta Financial (which was then known as First Midwest Financial, Inc.) voted to approve the 2002 Omnibus Incentive Plan (the “Plan”).  The Plan was amended at the Annual Meeting of stockholders for the fiscal year ended September 30, 2006 to increase the number of shares authorized for issuance under the Plan (the Plan and the first amendment, the “Current 2002 Plan”). Copies of the Plan and the first amendment are attached hereto as Exhibit B.  The Board of Directors recommended that the Plan be approved to promote the long-term interests of Meta Financial and its shareholders by providing a flexible and comprehensive means for attracting and retaining directors, advisory directors, officers and employees of Meta Financial and its corporate affiliates and to supplement the then-existing Stock Option and Incentive Plans, which were being depleted of available shares.

On November 30, 2007, the Board of Directors adopted the Second Amendment to the Current 2002 Plan (the “Proposed Plan Amendment”), a copy of which is attached hereto as Exhibit A.  The Board of Directors recommends that you vote to approve the Proposed Plan Amendment.

Purpose of the Proposed Plan Amendment

The Proposed Plan Amendment is intended to increase from 400,000 shares to 1,150,000 shares the aggregate number of shares that may be issued pursuant to the Current 2002 Plan.

Description of the Current 2002 Plan, as amended by the Proposed Plan Amendment

The Current 2002 Plan is designed to provide for the granting of incentive awards in the form of stock options, stock appreciation rights, restricted stock and performance awards (denominated in cash, securities or other property) to any director, advisory director, officer or employee of the Company or its corporate affiliates (including but not limited to the Banks).  The awards have been and will be granted at the discretion of the Stock Option Committee.  A total of 1,150,000 shares of common stock will be available under the Current 2002 Plan if the Proposed Plan Amendment is approved by the Company’s shareholders; (this is an increase from 400,000 shares under the Current 2002.  As of December 26, 2007, awards with respect to 357,769 shares have been awarded under the Current 2002 Plan.

The Current 2002 Plan provides the Stock Option Committee with broad discretion to select the officers, employees, directors and advisory directors to whom awards may be granted, as well as the type, size, and terms and conditions of each award.  The Current 2002 Plan permits grants of the following types of awards:

•                  non-qualified and incentive stock options;

•                  stock appreciation rights;

•                  restricted stock grants; and

•                  performance-based awards.

The Stock Option Committee may grant either stock options intended to qualify as incentive stock options under Section 422 of the Code (“ISOs”) or stock options not intended to quality as such (“NQSOs”).  ISOs may be granted only to employees of the Company or its corporate affiliates.  The term of an ISO may not exceed ten years, provided that the term of an ISO granted to an employee who owns stock comprising more than ten percent of the combined voting power of all classes of stock of Meta Financial and its corporate affiliates (defined in the Current 2002 Plan as a “Ten Percent Holder”) may not exceed five years.  The term of an NQSO granted under the plan may not exceed 15 years.  The exercise price of a stock option granted under the plan will be determined by the Stock Option Committee, provided that (i) the exercise price may not be less than 100% of the market value of a share of common stock on the date of grant of such option, and (ii) the exercise price of an ISO granted to a Ten Percent Holder may not be less than 110% of the market value of a share of common stock on the date of grant of such option.

The Stock Option Committee is authorized to award stock appreciation rights (“SARs”), each of which, upon exercise thereof, will entitle the holder thereof to receive a number of shares of the Company’s common stock, cash or a combination of stock and cash, as the Stock Option Committee shall determine, the aggregate value of which shall equal (as nearly as possible) the amount by which the market value per share of the Company’s common stock on the date of exercise exceeds the exercise price of the SAR, multiplied by the number of shares underlying the SAR. A SAR may be related to an option or granted independently of an option.  The Stock Option Committee will determine the exercise price and term of each SAR, provided that (i) the exercise price per share subject to a SAR shall not be less than 100% of the market value of a share of common stock on the date of grant of such SAR, (ii) the term of a SAR may not exceed 15 years, and (iii) an option related to a SAR that is an ISO must satisfy all requirements pertaining to ISOs (e.g., exercise price, term).

The Stock Option Committee may grant awards of restricted stock, subject to such restrictions as the committee may impose thereon, which restrictions may lapse in the manner deemed appropriate by the committee.  The restrictions may include, among other things, limitations on dividend and voting rights.

The Stock Option Committee is authorized to grant performance-based awards to officers, employees, directors and advisory directors under the Current 2002 Plan, which may be denominated in cash, shares of the Company’s common stock, other securities, other awards under the plan or other property.  The term of such an award may not exceed 15 years.  The specific performance goals for each award are at the discretion of the Stock Option Committee.  Also, under the Current 2002 Plan, any performance-based awards earned by a participant through satisfaction of a specified performance goal shall be paid to the participant in a lump sum no later than 60 days following the date on which such awards are earned and vested, as determined by the Stock Option Committee in its sole discretion.

No award granted pursuant to the Current 2002 Plan is intended to constitute “deferred compensation” as defined in Code Section 409A, and the Current 2002 Plan and the terms of all award agreements shall be interpreted accordingly.  If any provision of the Current 2002 Plan or an award agreement contravenes any regulations or guidance issued under Code Section 409A or could cause an award to be subject to penalties and interest under Code Section 409A, such provision of the Current 2002 Plan or award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating Code Section 409A.  The Current 2002 Plan also provides that determinations of fair market value under the Current 2002 Plan will be made in accordance with Code Section 409A and the regulations issued thereunder.

Unless the Stock Option Committee provides otherwise, in the event of a participant’s termination of service with Meta Financial and its affiliates by reason of disability, the participant may exercise an option or SAR held by such participant within three months after the date of termination of service in the case of an ISO or one year after the date of termination of service in the case of an NQSO or a SAR (but in no event after the expiration date of the award).  If a participant who holds an option or a SAR is terminated for cause, all rights under such option or SAR expire immediately.

Unless the Stock Option Committee provides otherwise, in the event of termination of service due to retirement, a participant who holds an option or a SAR may exercise such award for (i) three months after retirement in the case of an ISO, or (ii) two years after retirement in the case of an NQSO or a SAR (but in no event after the expiration date of the award).  In the event of the death of a participant who holds an option or a SAR, the person to whom the award is transferred after the participant’s death may exercise such award within two years after the death of the participant (but in no event after the expiration date of the award).

In the event of termination of service for any reason other than death, disability or retirement of a participant who holds restricted stock, unless the Stock Option Committee determines otherwise, all shares of restricted stock as to which applicable restrictions have not yet lapsed will be forfeited and returned to Meta Financial.  In the event of termination of service due to death, disability or retirement of a participant who holds restricted stock, unless the Stock Option Committee determines otherwise, all shares subject to restrictions at the time of termination will become free of such restrictions.

The rights of a participant who holds a performance or other award and terminates service with Meta Financial and its affiliates will be governed by the terms of the applicable award agreement.

In the event of a merger or other business combination of Meta Financial in which the Company is not the surviving entity, any participant to whom an option or a SAR has been granted will, with limited exception, have the right after consummation of such transaction and during the remaining term of the option or SAR to receive upon exercise of such award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of common stock over the exercise price of the option or SAR, multiplied by the number of shares of common stock with respect to which the option or SAR is exercised.

Upon a change in control of Meta Financial, unless otherwise provided by the Stock Option Committee in the applicable award agreement, any restrictions or vesting requirements applicable to any outstanding awards will immediately lapse and all such awards will become fully vested.

An ISO awarded under the Current 2002 Plan may be transferred only upon the death of the participant to whom it has been granted, by will or the laws of descent and distribution.  An award other than an ISO may be transferred during the lifetime of the participant to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the participant’s immediate family or to a trust for the benefit of any member of the participant’s immediate family.

Our Board of Directors may amend or terminate the Current 2002 Plan without the approval of the shareholders or consent of the participants of the Current 2002 Plan, except when otherwise required by law or regulation or by the rules of any stock exchange or automated quotation system on which our common stock may be listed or quoted, and except that the Stock Option Committee may not amend any outstanding award without the consent of the participant.

No incentive awards of any kind have been authorized or committed pursuant to the Proposed Plan Amendment; therefore, no such awards are determinable as of the date of this proxy and no “New Plan Benefits” table is included herein.  As stated above, only 357,769 shares have been awarded under the Current 2002 Plan.  As such, 42,231 shares remain available for award as of the date of this proxy statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Meta Financial’s directors and executive officers, and persons who own more than 10% of a registered class of Meta Financial’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Meta Financial common stock and other equity securities of Meta Financial generally by the second business day following a transaction.  Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish Meta Financial with copies of all Section 16(a) forms they file.

To Meta Financial’s knowledge, based solely on a review of the copies of such reports furnished to Meta Financial and written representations that no other reports were required during the fiscal year ended September 30, 2007, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.

INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s independent public accountants are McGladrey & Pullen, LLP, independent certified public accountants.  Representatives of McGladrey & Pullen, LLP, are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire.

Audit Fees.  The following table presents fees for professional audit services rendered by McGladrey & Pullen, LLP, for the audit of the Company’s annual financial statements for the years ended September 30, 2007, and 2006, and fees billed for other services rendered by McGladrey & Pullen, LLP, and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP), during 2007 and 2006.

Fiscal	Audit	Audit-Related	Tax	All Other
Year	Fees	Fees	Fees	Fees
2007	$220,000	$30,000	$32,000	$57,000
2006	$114,000	$32,000	$21,000	$4,000

Audit fees consist of fees for audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements

Audit-related fees consist of fees for audits of financial statements of the employee benefit plan maintained by the Company, and assistance with accounting research matters.

Tax fees consist of fees for tax consultation and tax compliance services for the Company and the employee benefit plan maintained by the Company.

All other fees consist of fees for professional services rendered for local tax matters, SAS70 services performed and independence consultation regarding the hiring of an employee.

The Company’s Audit Committee has considered and concluded that the provision of all non-auditing services (and the aggregate fees billed for such services) in the fiscal year ended September 30, 2007, by McGladrey & Pullen, LLP, and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP), the principal independent public accountants, is compatible with maintaining the principal auditors’ independence.

Pre-Approval Policy.  The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.  The non-audit services include audit-related services and tax services.  The Audit Committee’s policy is to pre-approve all services and fees for up to one year, which approval includes the appropriate detail with regard to each particular service and its related fees.  In addition, the Audit Committee can be convened on a case-by-case basis to approve any services not anticipated or services whose costs exceed the pre-approved amounts.

During the fiscal year ended September 30, 2007, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.

SHAREHOLDER PROPOSALS FOR THE YEAR 2008 ANNUAL MEETING

Shareholder proposals to be presented at Meta Financial’s 2008 Annual Meeting of Shareholders must be received by our Secretary no later than August 15, 2008 to be eligible for inclusion in Meta Financial’s proxy statement and form of proxy related to the 2009 Annual Meeting.  Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any shareholder proposal (regardless of whether such proposal is included in Meta Financial’s proxy materials), Meta Financial’s certificate of incorporation, by-laws and Delaware law.

To be considered for presentation at the next Annual Meeting, but not for inclusion in the Company’s proxy statement and form of proxy for that meeting, proposals must be received by the Company by the Deadline.  The “Deadline” means the date that is 30 days prior to the date of the next Annual Meeting; however, in the event that less than 40 days’ notice of the date of such meeting is given to stockholders, the “Deadline” means the close of business on the tenth day following the day on which notice of the date of the meeting was mailed.  If a stockholder proposal that is received by the Company after the Deadline is raised at the next Annual Meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company’s proxy statement for the next Annual Meeting.

ANNUAL REPORTS

A copy of the Form 10-K for the Company’s fiscal year ended September 30, 2007, as filed with the SEC, will be furnished without charge to stockholders as of the Record Date upon written request to Investor Relations, Meta Financial Group, Inc., 121 East Fifth Street, Storm Lake, Iowa 50588.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement.  However, if any other matter should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

EXHIBIT A

SECOND AMENDMENT
TO THE
FIRST MIDWEST FINANCIAL, INC.
(now known as META FINANCIAL GROUP, INC.)
2002 OMNIBUS INCENTIVE PLAN

WHEREAS, First Midwest Financial, Inc., a Delaware corporation, established the First Midwest Financial, Inc. 2002 Omnibus Incentive Plan (the “Plan”) to facilitate equity compensation and other incentive awards to selected directors, officers and employees;

WHEREAS, the first amendment to the Plan reflects that First Midwest Financial, Inc. changed its name to Meta Financial Group, Inc. (the “Company”) effective January 28, 2005;

WHEREAS, the first amendment to the Plan changed the number of shares available for awards under the Plan from 200,000 to 400,000; and

WHEREAS, the Company desires to amend the Plan further to increase the number of shares available for awards under the Plan;

NOW, THEREFORE, and subject to shareholder approval, the Plan is hereby amended as follows:

1.                                      Section 4(a) of the Plan is amended, effective November 30, 2007, by replacing the phrase “400,000 Shares” with the phrase “1,150,000 Shares.”

2.                                      In all other respects, the Plan shall remain unchanged and in full force and effect.

Adopted this 30th day of November, 2007.

META FINANCIAL GROUP, INC.

By:	/s/ David W. Leedom
Its: Secretary

A-1

EXHIBIT B

Meta Financial Group, Inc.
2002 Omnibus Incentive Plan

1.                                       Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining directors, advisory directors, officers and employees of the Company and its Affiliates.

2.                                       Definitions. The following definitions are applicable to the Plan:

“Affiliate” — means any “parent corporation” or “subsidiary corporation” of the Company as such terms are defined in Section 424(e) and (f), respectively, of the Code.

“Award” — means the grant by the Committee under this Plan of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, Restricted Stock or a Performance Award, or any combination thereof, as provided in the Plan.

“Award Agreement” — means the agreement evidencing the grant of an Award made under the Plan.

“Cause” — means termination of service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

“Code” — means the Internal Revenue Code of 1986, as amended.

“Committee” — means the Committee referred to in Section 3 hereof.

“Company” — means First Midwest Financial Inc. and any successor thereto.

“Continuous Service” — means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Company or an Affiliate, except that when used with respect to a person granted an Incentive Stock Option means the absence of any interruption or termination of service as an employee of the Company or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, its parent, its subsidiaries or its successor.

“ERISA” — means the Employee Retirement Income Security Act of 1974, as amended.

“Incentive Stock Option” — means an option to purchase Shares granted by the Committee which is intended to qualify as an Incentive Stock Option under Section 422 of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed a Non-Qualified Stock Option.

“Market Value” — means the closing high bid with respect to a Share on the date in question on the Nasdaq Stock Market, or any similar system then in use, or, if the Shares are not then traded on the Nasdaq Stock Market or any similar system, the closing sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a

Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the “Exchange Act”) on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the fair market value on such date of a Share as the Committee shall determine.

“Non-Qualified Stock Option” — means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option under Section 422 of the Code.

“Option” — means an Incentive Stock Option or a Non-Qualified Stock Option awarded to a Participant pursuant to Section 5(a) hereof.

“Participant” — means any director, advisory director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

“Performance Award” — means an Award granted pursuant to Section 5(d) herein.

“Plan” — means this 2002 Omnibus Incentive Plan of the Company.

“Related” — means (i) in the case of a Stock Appreciation Right, a Stock Appreciation Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Stock Appreciation Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Stock Appreciation Right is exercisable, in whole or in part, in lieu thereof.

“Restricted Stock” — means Shares awarded to a Participant pursuant to Section 5(c) hereof.

“Retirement” — means retirement from employment with the Company or an Affiliate thereof, as an employee, director, director emeritus or advisory director thereof, having reached the age of 65.

“Shares” — means the shares of common stock of the Company.

“Stock Appreciation Right” — means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

“Ten Percent Holder” — means any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and any Affiliate.

“Termination of Service” - means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation or any affiliate for purpose of any other Award.

3.                                       Administration.  The Plan shall be administered by a Committee consisting of two or more members of the Board of Directors of the Company, each of whom (i) shall be an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (ii) shall be a Non-Employee Director as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board of Directors of the

Company. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors of the Company, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, to correct any defect or supply an omission or reconcile any inconsistency in the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

4.                                       Shares Subject to Plan.

(a)                                  Subject to adjustment by the operation of Section 7, the maximum number of Shares with respect to which Awards may be made under the Plan is 200,000 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or previously issued shares reacquired and held as treasury shares. Shares which are subject to Related Stock Appreciation Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Stock Appreciation Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

(b)                                 During any calendar year, no Participant may be granted Awards under the Plan of more than 100,000 Shares, subject to adjustment as provided in Section 7.

5.                                       Awards.

(a)                                  Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

(i)                                     Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided that, in the case of an Incentive Stock Option, the exercise price thereof shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the exercise price thereof shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

(ii)                                  Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 15 years; provided that, in the case of an Incentive Stock Option, the term of such Option shall not exceed ten years; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the term of such option shall not exceed five years.

(iii)                               Time and Method of Exercise. Except as provided in paragraph (a) of Section 6, no Option granted hereunder may be exercised unless at the time the

Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option. To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the exercise price, if any and to the extent notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or, if the Committee specifically approves in writing on an individual basis, (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

(iv)                              Option Agreements. At the time of an Award of an Option, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

(v)                                 Limitations on Value of Exercisable Incentive Stock Options. The aggregate Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

(vi)                              Eligible Recipients of Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Company or its Affiliates.

(vii)                           Incentive Stock Options must be granted no later than 10 years from the date the Plan is adopted or approved by the stockholders, whichever is earlier.

(b)                                 Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)                                     General. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Company shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised.

(ii)                                  Related Options. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. If the Related Option is an Incentive Stock Option, the Related Option shall satisfy all restrictions and the limitations imposed on Incentive Stock Options under paragraph (a) of this Section 5 (including, without limitation, restrictions on exercise price and term).

(iii)                               Exercise Price and Term. The exercise price and term of each Stock Appreciation Right shall be fixed by the Committee; provided that, that the term of a Stock Appreciation Right shall not exceed 15 years.

(iv)                              Stock Appreciation Right Agreements. At the time of an Award of a Stock Appreciation Right, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

(v)                                 Time and Method of Exercise. Except as provided in paragraph (a) of Section 6, no Stock Appreciation Right may be exercised unless at the time the Participant exercises such Stock Appreciation Right, such Participant has maintained Continuous Service since the date of grant of such Stock Appreciation Right. To exercise a Stock Appreciation Right under the Plan, the Participant to whom such Stock Appreciation Right was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Stock Appreciation Right) together with full payment of the exercise price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or with the specific written permission of the Committee (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

(c)                                  Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)                                     Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. During the period of time in which the Shares awarded as Restricted Stock are subject to the restrictions contemplated herein (a “Restricted Period”), unless otherwise permitted by the Plan or by the Committee as provided in the applicable Award Agreement, such Shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant. Except for the restrictions which may be imposed on Restricted Stock, a Participant to whom Shares of Restricted Stock have been awarded shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares.

(ii)                                  Restricted Stock Agreements. At the time of an Award of Shares of Restricted Stock, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

(iii)                               Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear the following (or similar) legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Company’s 2002 Omnibus Incentive Plan and an Agreement entered into between the registered owner and the Company. Copies of such Plan and Agreement are on file in the offices of the Secretary of the Company, Fifth at Erie, Storm Lake, Iowa 50588.”

(iv)                              Removal of Restrictions. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

(d)                                 Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and the applicable Award Agreement. At the time of grant of a Performance Award, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Performance Award and such other matters as the Committee shall in its sole discretion determine. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee as provided in the applicable Award Agreement. Unless otherwise provided in the Performance Award, the term of a Performance Award shall not exceed 15 years.

6.                                       Termination of Service.

(a)                                  Options and Stock Appreciation Rights.

(i)                                     If a Participant to whom an Option or Stock Appreciation Right was granted shall cease to maintain Continuous Service for any reason (including total and partial disability but excluding Retirement, death and termination of employment by the Company or any Affiliate for Cause), such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or one year, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service. If the Continuous Service of a Participant to whom an Option or Stock Appreciation Right was granted by the Company is terminated for Cause, all rights under any Option or Stock Appreciation Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

(ii)                                  If a Participant to whom an Option or Stock Appreciation Right was granted shall cease to maintain Continuous Service due to Retirement, such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or two years, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service.

(iii)                               In the event of the death of a Participant while in the Continuous Service of the Company or an Affiliate or within the periods referred to in paragraphs (a)(i) and (a)(ii) of this Section 6, the person to whom any Option or Stock Appreciation Right held by the Participant at the time of his or her death is transferred by will or the laws of descent and distribution or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, or as otherwise permitted to be transferred under Section 10 of the Plan may, but only within the period of two years immediately succeeding the date of death of such Participant, and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right immediately prior to his death. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Stock Appreciation Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Stock Appreciation Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred as permitted by Section 10 of this Plan, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the exercise price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

(iv)                              Notwithstanding the provisions of subparagraphs (i) through (iii) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

(b)                                 Restricted Stock. Except as otherwise provided in this Plan, if a Participant ceases to maintain Continuous Services for any reason (other than death, total or partial disability or Retirement) unless the Committee, in its sole discretion, shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be forfeited and returned to the Company. Unless the Committee, in its sole discretion, shall otherwise determine, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or Retirement, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be free of restrictions and shall not be forfeited.

(c)                                  Performance Awards. In the event that a Participant to whom a Performance Award has been granted shall cease to maintain Continuous Service for any reason, the rights of such Participant or any person to whom the Award may have been transferred as permitted by Section 10 shall be governed by the terms of the Plan and the applicable Award Agreement.

7.                                       Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 7 shall be subject to the same restrictions as the original Award.

8.                                       Effect of Merger on Options and Stock Appreciation Rights. In the case of any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Stock Appreciation Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Stock Appreciation Right), thereafter and during the term of each such Option or Stock Appreciation Right, to receive upon exercise of any such Option or Stock Appreciation Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Stock Appreciation Right or Option, multiplied by the number of Shares with respect to which such Option or Stock Appreciation Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

9.                                       Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 9 shall be deemed a “change of control”:  (i) any third person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company, or (iii) the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Company. Upon a change in control, unless the Committee shall have otherwise provided in the applicable Award Agreement, any restrictions or vesting period with respect to any outstanding Awards shall lapse and all such Awards shall become fully vested in the Participant to whom such Awards were awarded; provided, however, that no Award which has previously been exercised or otherwise terminated shall become exercisable.

10.                                 Assignments and Transfers. No Award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, except that an Award other than an Incentive Stock Option may be transferred pursuant to a qualified domestic relations order or by gift to any member of the Participant’s immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 10, a Participant’s “immediate family” shall mean the Participant’s spouse, children and grandchildren.

11.                                 Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of or serve as a director or advisory director of the Company or any Affiliate.

12.                                 Delivery and Registration of Stock. The Company’s obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the committee shall determine to be necessary or advisable.

13.                                 Withholding Tax. Upon the termination of the restricted period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant or other person receiving such shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

The Company shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

All withholding decisions pursuant to this Section 13 shall be at the sole discretion of the Committee or the Company.

14.                                 Amendment or Termination.

(a)                                  Subject to paragraph (b) of this Section 14, the Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan at any time without the consent of shareholders or Participants, except that any such action will be subject to the approval of the

Company’s shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board of Directors of the Company, in its discretion, determines to seek such shareholder approval.

(b)                                 Except as otherwise provided herein, the Committee may waive any conditions of or rights of the Company or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise herein provided.

15.                                 Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors of the Company, subject to the approval of the Plan by the shareholders of the Company. It shall continue in effect for a term of 15 years unless sooner terminated under Section 14 hereof.

FIRST AMENDMENT
TO THE
FIRST MIDWEST FINANCIAL, INC.
2002 OMNIBUS INCENTIVE PLAN

WHEREAS, First Midwest Financial, Inc., a Delaware corporation, established the First Midwest Financial, Inc. 2002 Omnibus Incentive Plan (the “Plan”) to facilitate equity compensation and other incentive awards to selected directors, officers and employees; and

WHEREAS, First Midwest Financial, Inc. changed its name to Meta Financial Group, Inc. (the “Company”) effective January 28, 2005; and

WHEREAS, the Company desires to amend the Plan to reflect the Company’s new name and to increase the number of shares available for awards under the Plan; and

WHEREAS, the Company has identified certain provisions that may cause the Plan, and awards granted under the Plan, to be subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Company deems it to be in the best interests of the Company and the Participants to amend the Plan to prevent the application of Code Section 409A and the potential for adverse tax consequences to the Participants;

NOW, THEREFORE, the Plan is hereby amended as follows:

1.                                      Effective January 28, 2005, the Plan is amended by replacing each reference to “First Midwest Financial, Inc.” with a reference to “Meta Financial Group, Inc.”

2.                                      Effective January 1, 2005, Section 2 of the Plan is amended by adding the following sentence to the end of the “Market Value” definition:

“The Committee shall determine the fair market value on such date in accordance with Code Section 409A and the regulations issued thereunder.”

3.                                      Effective August 28, 2006, Section 4(a) of the Plan is amended by replacing the phrase “200,000 Shares” with the phrase “400,000 Shares.”

4.                                      Effective January 1, 2005, Section 5(a)(i) of the Plan is amended to read in its entirety as follows:

(i)                                     Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided that the exercise price per Share shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the exercise price per Share thereof shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

1-B

5.                                      Effective January 1, 2005, Section 5(b)(iii) of the Plan is amended to read in its entirety as follows:

(iii)                               Exercise Price and Term. The exercise price and term of each Stock Appreciation Right shall be fixed by the Committee; provided that the exercise price per Share subject to a Stock Appreciation Right shall not be less than 100% of the Market Value of a Share on the date of grant of such Stock Appreciation Right; provided further that the term of a Stock Appreciation Right shall not exceed 15 years.

6.                                      Effective January 1, 2005, Section 5(d) is amended by adding the following sentence at the end thereof:

“Any Performance Awards earned by a Participant through the satisfaction of performance goals during the performance period as specified in the applicable Award Agreement shall be paid to the Participant in a lump sum no later than 60 days following the date on which such Performance Awards are earned and vested as determined by the Committee in its sole discretion.”

7.                                      Effective January 1, 2005, Section 16 is added to the Plan to read in its entirety as follows:

16.                                 Code Section 409A. No Award granted pursuant to this Plan is intended to constitute “deferred compensation” as defined in Code Section 409A, and the Plan and the terms of all Award Agreements shall be interpreted accordingly. If any provision of the Plan or an Award Agreement contravenes any regulations or Treasury guidance issued under Code Section 409A or could cause an Award to be subject to penalties and interest under Code Section 409A, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating Code Section 409A.

8.                                      In all other respects, the Plan shall remain unchanged and in full force and effect.

Adopted this 28th day of August, 2006.

META FINANCIAL GROUP, INC.

By:	/s/ Jonathan M. Gaiser

Its:	Chief Financial Officer

2-B

EXHIBIT C

META FINANCIAL GROUP, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

I. Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•                  Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and regulatory compliance.

•                  Monitor the independence and performance of the Company’s independent auditors and internal auditing department.

•                  Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the Securities and Exchange Commission and Nasdaq Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare or approve an agenda in advance of each meeting.

The Audit Committee shall provide opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor’s evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

In addition, the Audit Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors’ limited review procedures.

III. Audit Committee Responsibilities and Duties

Review Procedures

Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

Review the Company’s annual audited financial statements prior to filing and recommend to the Board of Directors that such financial statements be included in the Company’s annual report on Form 10-K. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

In consultation with the management, the independent auditors, and the internal auditor, consider the integrity and adequacy of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings as prepared by the independent auditors and the internal auditing department together with management’s responses.

Review the Company’s quarterly financial statements with management. Review and discuss with the independent auditors any significant changes to the Company’s accounting principles and any items required to be communicated in accordance with SAS 61. The Chair of the Audit Committee may represent the entire Audit Committee for purpose of this review.

Independent Auditors

The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

The Audit Committee shall approve any audit services and any permissible non-audit services prior to the commencement of the services. In making its pre-approval determination, the Audit Committee shall consider whether providing the non-audit services are compatible with maintaining the auditor’s independence. The Audit Committee may delegate this authority to a Audit Committee member or members. Any decisions exercised by such member or members shall be reported at the next scheduled Audit Committee meeting.

On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditor’s independence. The Audit Committee should review the disclosures from the independent auditors required by Standard No. 1 of the Independence Standards Board.

Review the independent auditor’s proposed audit scope for the current year and the audit procedures to be utilized.

Review the financial statements contained in the annual report to the shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

Consider the independent auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Internal Audit Department

Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans and staffing for the coming year, and the coordination of such plans with the independent auditors.

Review the appointment, performance, and replacement of the senior internal auditor.

Review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

Other Audit Committee Responsibilities

Annually, prepare a report to shareholders as required by the SEC. The report should be included in the Company’s annual proxy statement.

Review accounting, financial, and internal audit human resources and succession planning within the Company.

Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

Perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

EXHIBIT D

First Midwest Financial, Inc.

Nominating Committee Charter

Purpose

The purpose of the committee shall be to assist the board in identifying qualified individuals to become board members and to recommend to the board the director nominees for the next meeting of shareholders.

Membership

The nominating committee of the board of directors of First Midwest Financial, Inc. shall consist of a minimum of three directors. Members of the committee shall be appointed and may be removed by the board of directors. All members of the committee shall be independent directors, and shall satisfy the NASDAQ standard for independence.

Key Responsibilities

In furtherance of this purpose, the committee shall have the following authority and responsibilities:

1.               To lead the search for individuals qualified to become members of the board of directors and to recommend to the board, on an annual basis, director nominees for shareholder approval at the next annual meeting. The committee shall select individuals as director nominees based on the individual’s business and professional accomplishment, integrity, demonstrated ability to make independent analytical enquiries, ability to understand the company’s business and willingness to devote the necessary time to board duties.

2.               To perform such other functions as assigned by law, the Company’s Certificate of Incorporation or By-Laws, or the board.

The Committee Shall Have The Authority:

•                  To delegate any of its responsibilities to subcommittees as the committee may deem appropriate in its sole discretion.

•                  To retain any search firm engaged to assist in identifying director candidates, and to retain outside council and any other advisors as the committee may deem appropriate in its sole discretion. The committee shall have sole authority to approve related fees and retention terms.

The committee shall report its actions and recommendations to the board after each committee meeting. The committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the board for approval.

D-1

REVOCABLE PROXY

META FINANCIAL GROUP, INC.

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS
FEBRUARY 12, 2008

This proxy is being solicited by the Board of Directors of Meta Financial Group, Inc.

The undersigned hereby appoints the members of the Board of Directors of Meta Financial Group, Inc. (“Meta Financial”), and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Meta Financial common stock held of record by the undersigned at the close of business on December 26, 2007, at the annual meeting of shareholders, and at any and all adjournments or postponements thereof.

Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

		With-	For All
	For	hold	Except
I. The election of E. THURMAN GASKILL and RODNEY G. MUILENBURG as directors for terms of three years.	☐	☐	☐

Instructions: To vote for all nominees, mark the box “FOR” with an “X”. To withhold your vote for all nominees, mark the box “WITHHOLD” with an “X”.To withhold your vote for an individual nominee, mark the box “FOR ALL EXCEPT” with an “X” and write the name of the nominee on the line provided below for whom you wish to withhold your vote.

	For	Against	Abstain
II. Proposal to amend Meta Financial’s 2002 Omnibus Incentive Plan.	☐	☐	☐

The Board of Directors recommends a vote “FOR” the election of the above-named directors, and “FOR” the proposal to amend Meta Financial’s 2002 Omnibus Incentive Plan.

The undersigned acknowledges receipt from Meta Financial, prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on February 12, 2008, an Annual Report to Shareholders for the year ended September 30, 2007, and a proxy statement relating to the business to be addressed at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the election of each of the directors set forth herein and FOR our proposal to amend Meta Financial’s 2002 Omnibus Incentive Plan. Should a director nominee be unable to serve as a director, an event that Meta Financial does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

Detach above card, sign, date and mail in postage paid envelope provided.

META FINANCIAL GROUP, INC.

Please sign exactly as your name appears above on this card.When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ATTACHED PROXY IN
THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

This proxy may be revoked at any time before it is voted by delivering to the Secretary of Meta Financial, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than this proxy or a later dated proxy relating to the same shares of Meta Financial common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.